Exhibit 1.01

Conflict Minerals Report

For the Year Ended December 31, 2017

Introduction

This is the Conflict Minerals Report of Iridex Corporation (the “Company”, “Iridex”, “we” or “our”), filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 for the reporting period from January 1, 2017 to December 31, 2017. Rule 13p-1 was adopted by the SEC to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. For the purposes of this Report, “conflict minerals” means cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold.

Supply Chain and Product Overview

We are a leading worldwide provider of therapeutic-based laser systems, delivery devices and consumable instrumentation used to treat sight-threatening eye diseases in ophthalmology.

We rely on third parties to manufacture substantially all of the components used in our products. We assemble critical subassemblies and substantially all of our final products at our facility in Mountain View, California. Materials, components and subassemblies provided by our suppliers and external manufacturers and included in our products are sourced from a global supply base, over which we exercise little, if any, control. We do not directly engage in any mining operations, nor do we purchase raw ore or unrefined conflict minerals. Given its position in the supply chain, we rely on the responses of its suppliers, who in turn rely on the responses of their respective suppliers to identify the mines, smelters and refiners that source the Conflict Minerals. We purchase no components that are integrated directly into or used in the manufacture of our products from any covered country. “Covered countries” means the Democratic Republic of Congo and its adjoining countries, including the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Our senior management consulted with our procurement department to determine, based on, among other things, product lists and documentation provided by suppliers, which of our products would reasonably be expected to contain conflict minerals that are necessary to the functionality or production of those products. Based upon the results of this internal inquiry, we determined that the fabricated anodized or coated metal components, electronic circuit boards, electronic cables, probes or optical lenses in our Glaucoma, Medical Retina and Surgical Retina products (collectively, the “Covered Products”) may contain conflict minerals and that those components are necessary to the functionality or production of those products.

Due Diligence Program

Our due diligence processes and efforts have been developed in conjunction with the second edition of the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related supplements for gold and for tin, tantalum and tungsten (the “Framework”). We designed our due diligence process to conform in all material respects with these OECD guidelines.

1. Establishment of Strong Company Management Systems

Our due diligence process was conducted by a cross-functional team comprised of senior executives and supply-chain personnel. The cross-functional team was required to be familiar with our policy with respect to the sourcing of conflict minerals which can be found at www.iridex.com. (The content of any website referred to in this report is included for general information only and is not incorporated by reference in this Report.)

2. Identification and Assessment of Risks in the Supply Chain

We performed in good faith a reasonable country of origin inquiry (“RCOI”) on conflict minerals that were in our supply chain after January 1, 2017, which inquiry was reasonably designed to determine whether suppliers of components of our Covered Products containing conflict minerals sourced them from any covered country or from recycled or scrap sources.

In order to make the RCOI determination, we solicited information from our suppliers regarding the source of the conflict minerals supplied to us during the year ended December 31, 2017, using the template developed jointly by the companies of Electronic Industry Citizenship Coalition (“EICC”) and the Global e-Sustainability Initiative (“GeSI”), known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Alternatively, we requested that suppliers provide a Smelter/Refiner Certification certifying that (1) conflict minerals produced by the supplier for us were obtained from a conflict-free area, (2) the supplier has processes in place to trace materials and products to ensure that conflict minerals contained in products were not mined in conditions of armed conflict and human rights abuses and (3) the supplier maintains a Conflict Minerals Statement/Policy, and a copy of such policy.

We determined that 32 of our suppliers were within the scope of our external RCOI and due diligence inquiry because the parts or components that they supply to us potentially contain conflict minerals. We sent the Template to each of these suppliers, and received responses from all 32 suppliers contacted. With the exception of 4 of our suppliers, our suppliers’ responses to the Template indicated that no conflict minerals that were necessary to the functionality or production of our Covered Products had originated in a covered country. Four suppliers indicated to us that they had insufficient information to determine the source of the conflict minerals that it supplied to us. With respect to the suppliers who represent to us that they had insufficient information to determine the source of the conflict minerals that they supply to us, we sought to identify the smelters from which conflict minerals were obtained by such supplier and to compare those smelters against the list of smelter facilities which have been identified as “conflict free” by the EICC-GeSI Conflict Free Sourcing (“CFS”) program. The CFS program is a voluntary program whereby an independent third party evaluates smelter procurement activities to determine whether a smelter has sufficiently demonstrated that all materials processed by that smelter originated from sources that do not directly or indirectly finance or benefit armed groups in a covered country. The results of this inquiry are presented below in the Section titled – “Smelters and Refiners”.

3. Designing and implementing a strategy to respond to identified risks

We have taken or intend to take the following steps to improve the due diligence process and to gather additional information which will assist us to determine whether the conflict minerals we utilize benefit armed groups contributing to human rights violations:

•	conduct and report annually on supply chain due diligence for the applicable conflict minerals;
•	examine the possibility of establishing new terms and conditions in supplier contracts that stipulate responses to conflict mineral related inquires; and
•	attempt to validate supplier responses using information collected via independent conflict free smelter validation programs such as the CFS program.

4. Carrying Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not have a direct business relationship with any smelters or refiners in our supply chain and, as a result, we do not directly conduct or request audits. Instead, we supported the development and implementation of independent third party audits of smelters such as the CFSI by encouraging our suppliers to purchase materials from audited, conflict-free smelters and determine whether the smelters that were used to process these minerals were validated as conflict-free as part of the CFSI. We monitor smelters or refiners certification status with CFSI.

5. Reporting on Supply Chain Due Diligence

In 2018, we publicly filed the Form SD along with this Report with the SEC, and a copy of this Report and the Form SD are publicly available at www.iridex.com.

Smelters and Refiners

Based on the responses in the Templates we determined that we had a total of 345 facilities and smelters that were used by our suppliers to fulfill our demands for conflict minerals. Of these 345 facilities and smelters, we have identified 242 facilities or smelters that are deemed CFSP Compliant, indicating that these smelters or refiners are compliant with the Conflict Free Smelter Program assessment protocols. There are 14 more smelters or refiners that are deemed CFSP Active - Smelters and Refiners on the Active list that have committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs: LBMA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification. The remaining 89 facilities or smelters listed have not yet been confirmed as Conflict-Free. We base this assessment exclusively on the fact that we could not find these smelters on the CFSI lists for compliant or active smelters. We have assessed these 89 facilities and determined that most of these are of low risk due to their geographic location. There are four smelters or refiners that may be considered at greater risk, since they are geographically located in Africa.

Some of our suppliers provided information at a part number level and we were able to specifically identify the smelters from which their necessary conflict minerals were procured. The remainder of our suppliers provided their complete list of smelters, but we were unable to identify the specific smelters from which the conflict minerals used for our products were procured. As many of the reports we received are company-wide and not product specific, we believe these reports may include smelters and refiners that do not provide the necessary conflict minerals that are used in our products. Due to the many company-wide reports and the multiple levels of suppliers in our supply chain we are unable to determine with certainty at this time a complete list of smelters and refiners listed in the reports that actually provide the specific necessary conflict minerals used in our products.

However, based upon our suppliers’ responses to the Template, we believe that most of the facilities that were used to process the conflict minerals contained in our Covered Products include the smelters and refiners listed in the table below. The table below includes only facilities that are listed in the EICC-GeSI template as “known smelters or refineries.” An indication of “Compliant” in the far right column of the table indicates that the smelter or refinery has received a “conflict free” designation from an independent third party audit program as of May 15, 2016. An indication of “Active” in the far right column of the table indicated that the smelter or refinery has committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs: LBMA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification. An indication of “Indeterminable” in the far right column of the table indicates that the smelter or refinery was not included in the CFSI compliant or active lists and thus, the facility’s designation is indeterminable.

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	Compliant
Gold	Aida Chemical Industries Co. Ltd.	JAPAN	CID000019	Compliant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	Compliant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	Compliant
Gold	AngloGold Ashanti Córrego do Sítio Minerçăo	BRAZIL	CID000058	Compliant
Gold	Argor-Heraeus SA	SWITZERLAND	CID000077	Compliant
Gold	Asahi Pretec Corporation	JAPAN	CID000082	Compliant
Gold	Asaka Riken Co Ltd	JAPAN	CID000090	Compliant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	Indeterminable
Gold	Aurubis AG	GERMANY	CID000113	Compliant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	Compliant
Gold	Boliden AB	SWEDEN	CID000157	Compliant
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Compliant
Gold	Caridad	MEXICO	CID000180	Indeterminable
Gold	CCR Refinery – Glencore Canada Corporation	CANADA	CID000185	Compliant
Gold	Cendres + Métaux SA	SWITZERLAND	CID000189	Active
Gold	Yunnan Copper Industry Co Ltd	CHINA	CID000197	Indeterminable
Gold	Chimet S.p.A.	ITALY	CID000233	Compliant
Gold	China National Gold Group Corporation	CHINA	CID000242	Indeterminable
Gold	Chugai Mining	JAPAN	CID000264	Indeterminable
Gold	Colt Refining	UNITED STATES	CID000288	Indeterminable
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	CID000328	Compliant
Gold	DaeryongENC	KOREA, REPUBLIC OF	CID000333	Indeterminable

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	Indeterminable
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359	Compliant
Gold	Doduco	GERMANY	CID000362	Compliant
Gold	Dowa	JAPAN	CID000401	Compliant
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	Compliant
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	Compliant
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA	CID000522	Indeterminable
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	Indeterminable
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	Indeterminable
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	Compliant
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707	Compliant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	Compliant
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	CID000767	Indeterminable
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	CID000778	Indeterminable
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	Compliant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Compliant
Gold	Istanbul Gold Refinery	TURKEY	CID000814	Compliant
Gold	Japan Mint	JAPAN	CID000823	Compliant
Gold	Jiangxi Copper Company Limited	CHINA	CID000855	Compliant
Gold	Johnson Matthey Inc	UNITED STATES	CID000920	Compliant
Gold	Johnson Matthey Ltd	CANADA	CID000924	Compliant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Compliant
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Compliant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	Compliant
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	Indeterminable
Gold	Kazzinc Ltd	KAZAKHSTAN	CID000957	Compliant
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969	Compliant
Gold	Kojima Chemicals Co., Ltd	JAPAN	CID000981	Compliant
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988	Indeterminable
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	Compliant
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	CID001032	Indeterminable
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056	Indeterminable
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	CID001058	Indeterminable
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078	Compliant
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	CID001093	Indeterminable
Gold	Materion	UNITED STATES	CID001113	Compliant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Compliant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	Compliant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	Compliant
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	CID001152	Compliant
Gold	Metalor Technologies SA	SWITZERLAND	CID001153	Compliant
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157	Compliant
Gold	Met-Mex Peñoles, S.A.	MEXICO	CID001161	Compliant
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	Compliant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	Compliant
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	Compliant
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	Compliant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	Active
Gold	Nihon Material Co. LTD	JAPAN	CID001259	Compliant
Gold	Ohio Precious Metals, LLC	UNITED STATES	CID001322	Indeterminable
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN	CID001325	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326	Compliant
Gold	PAMP SA	SWITZERLAND	CID001352	Compliant
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA	CID001362	Indeterminable
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	Compliant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Compliant
Gold	PX Précinox SA	SWITZERLAND	CID001498	Compliant
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID001512	Compliant
Gold	Royal Canadian Mint	CANADA	CID001534	Compliant
Gold	Sabin Metal Corp.	UNITED STATES	CID001546	Indeterminable
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	Compliant
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF	CID001562	Indeterminable
Gold	Schone Edelmetaal	NETHERLANDS	CID001573	Compliant
Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585	Compliant
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	Indeterminable
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	Compliant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	Compliant
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA	CID001754	Indeterminable
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Compliant
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	Compliant
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Compliant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	Compliant
Gold	The Great Wall Gold and Silver Refinery of China	CHINA	CID001909	Indeterminable
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	CID001916	Compliant
Gold	Tokuriki Honten Co., Ltd	JAPAN	CID001938	Compliant
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA	CID001947	Indeterminable
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	Compliant
Gold	Umicore Brasil Ltda	BRAZIL	CID001977	Compliant
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	Compliant
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	Compliant
Gold	Valcambi SA	SWITZERLAND	CID002003	Compliant
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	Compliant
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	CID002100	Compliant
Gold	Yokohama Metal Co Ltd	JAPAN	CID002129	Compliant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Compliant
Gold	Zijin Mining Group Co. Ltd	CHINA	CID002243	Compliant
Gold	Morris and Watson	NEW ZEALAND	CID002282	Indeterminable
Gold	SAFINA A.S.	CZECH REPUBLIC	CID002290	Indeterminable
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	Indeterminable
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	Compliant
Gold	Materion	UNITED STATES	CID001113	Compliant
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459	Compliant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	Compliant
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510	Compliant
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511	Active
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	Indeterminable
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	Compliant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	Compliant
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	Compliant
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	Indeterminable
Gold	Sudan Gold Refinery	SUDAN	CID002567	Indeterminable

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	T.C.A S.p.A	ITALY	CID002580	Compliant
Gold	Remondis Argentia B.V.	NETHERLANDS	CID002582	Indeterminable
Gold	Tony Goetz NV	BELGIUM	CID002587	Active
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)	CID002605	Compliant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	Indeterminable
Gold	SAAMP	FRANCE	CID002761	Indeterminable
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	Compliant
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	Compliant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	Compliant
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850	Compliant
Gold	AURA-II	UNITED STATES OF AMERICA	CID002851	Indeterminable
Gold	Gujarat Gold Centre	INDIA	CID002852	Indeterminable
Gold	Sai Refinery	INDIA	CID002853	Indeterminable
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854	Indeterminable
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857	Active
Gold	Bangalore Refinery	INDIA	CID002863	Active
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Compliant
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	Compliant
Tantalum	Duoluoshan	CHINA	CID000410	Compliant
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456	Compliant
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	Compliant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	Compliant
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	CID000731	Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Compliant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Compliant
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973	Compliant
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076	Compliant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	Compliant
Tantalum	Mineraçăo Taboca S.A.	BRAZIL	CID001175	Compliant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192	Compliant
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200	Compliant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Compliant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508	Compliant
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522	Compliant
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	Compliant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869	Compliant
Tantalum	Tantalite Resources	SOUTH AFRICA	CID001879	Indeterminable
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891	Compliant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	Compliant
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232	Compliant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307	Compliant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Compliant
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501	Indeterminable
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504	Compliant
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	Compliant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	Compliant
Tantalum	KEMET Blue Metals	MEXICO	CID002539	Compliant
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540	Indeterminable
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544	Compliant
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546	Indeterminable
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	Compliant
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548	Compliant
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549	Compliant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550	Compliant
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556	Indeterminable
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	Compliant
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	Compliant
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568	Compliant
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA	CID002571	Compliant
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707	Compliant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	Compliant
Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	CID002847	Compliant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	Compliant
Tin	China Rare Metal Materials Company	CHINA	CID000244	Compliant
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	CID000278	Indeterminable
Tin	Alpha	UNITED STATES	CID000292	Compliant
Tin	Cooper Santa	BRAZIL	CID000295	Compliant
Tin	CV Gita Pesona	INDONESIA	CID000306	Compliant
Tin	PT Justindo	INDONESIA	CID000307	Indeterminable
Tin	CV Makmur Jaya	INDONESIA	CID000308	Indeterminable
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309	Compliant
Tin	CV Serumpun Sebalai	INDONESIA	CID000313	Compliant
Tin	CV United Smelting	INDONESIA	CID000315	Compliant
Tin	Dowa	JAPAN	CID000402	Compliant
Tin	EM Vinto	BOLIVIA	CID000438	Compliant
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448	Indeterminable
Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466	Indeterminable
Tin	Fenix Metals	POLAND	CID000468	Compliant
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	CID000538	Compliant
Tin	Gejiu Zi-Li	CHINA	CID000555	Indeterminable
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA	CID000760	Active
Tin	Jiangxi Nanshan	CHINA	CID000864	Indeterminable
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	Active
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063	Indeterminable
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	Compliant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	Compliant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142	Compliant
Tin	Metallo Chimique	BELGIUM	CID001143	Indeterminable
Tin	Mineraçăo Taboca S.A.	BRAZIL	CID001173	Compliant
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA	CID001179	Indeterminable
Tin	Minsur	PERU	CID001182	Compliant
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	Compliant
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	Active
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Compliant
Tin	OMSA	BOLIVIA	CID001337	Compliant
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393	Indeterminable
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399	Compliant
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402	Compliant
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406	Indeterminable
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	Indeterminable
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	Indeterminable
Tin	PT Bangka Tin Industry	INDONESIA	CID001419	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421	Compliant
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424	Indeterminable
Tin	PT Bukit Timah	INDONESIA	CID001428	Compliant
Tin	PT DS Jaya Abadi	INDONESIA	CID001434	Compliant
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	Compliant
Tin	PT Fang Di MulTindo	INDONESIA	CID001442	Indeterminable
Tin	PT HP Metals Indonesia	INDONESIA	CID001445	Indeterminable
Tin	PT Karimun Mining	INDONESIA	CID001448	Compliant
Tin	PT Koba Tin	INDONESIA	CID001449	Indeterminable
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	Compliant
Tin	PT Panca Mega Persada	INDONESIA	CID001457	Compliant
Tin	PT Prima Timah Utama	INDONESIA	CID001458	Compliant
Tin	PT REFINED BANGKA TIN	INDONESIA	CID001460	Compliant
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463	Compliant
Tin	PT Seirama Tin Investment	INDONESIA	CID001466	Indeterminable
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468	Compliant
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471	Compliant
Tin	PT Supra Sukses Trinusa	INDONESIA	CID001476	Indeterminable
Tin	PT Tambang Timah	INDONESIA	CID001477	Compliant
Tin	PT Timah (Persero), Tbk	INDONESIA	CID001482	Compliant
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	Indeterminable
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490	Compliant
Tin	PT Tommy Utama	INDONESIA	CID001493	Compliant
Tin	PT Yinchendo Mining Industry	INDONESIA	CID001494	Indeterminable
Tin	Rui Da Hung	TAIWAN	CID001539	Compliant
Tin	Soft Metais, Ltda.	BRAZIL	CID001758	Compliant
Tin	Thaisarco	THAILAND	CID001898	Compliant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	Active
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	Compliant
Tin	White Solder Metalurgia e Mineraçăo Ltda.	BRAZIL	CID002036	Compliant
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	CID002158	Active
Tin	Yunnan Tin Company, Ltd.	CHINA	CID002180	Compliant
Tin	PT HANJAYA PERKASA METALS	INDONESIA	CID002287	Indeterminable
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455	Compliant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	Compliant
Tin	PT Singkep Times Utama	INDONESIA	CID002476	Indeterminable
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478	Indeterminable
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479	Indeterminable
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500	Compliant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Compliant
Tin	Phoenix Metal Ltd.	RWANDA	CID002507	Indeterminable
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Compliant
Tin	PT Inti Stania Prima	INDONESIA	CID002530	Compliant
Tin	CV Ayi Jaya	INDONESIA	CID002570	Compliant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	Active
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	Indeterminable
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	Indeterminable
Tin	CV Dua Sekawan	INDONESIA	CID002592	Compliant
Tin	CV Tiga Sekawan	INDONESIA	CID002593	Compliant
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	Indeterminable
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	Indeterminable
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tin	PT O.M. Indonesia	INDONESIA	CID002757	Compliant
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773	Compliant
Tin	Elmet S.L.U.	SPAIN	CID002774	Compliant
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	Compliant
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816	Compliant
Tin	An Thai Minerals Co., Ltd.	VIET NAM	CID002825	Indeterminable
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829	Compliant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	Compliant
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848	Compliant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849	Compliant
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858	Active
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859	Compliant
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	Compliant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	Compliant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Compliant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	Compliant
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345	Indeterminable
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	Compliant
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568	Compliant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	Compliant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	Compliant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	Compliant
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868	Indeterminable
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	Compliant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	Compliant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889	Compliant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011	Compliant
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	Compliant
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047	Indeterminable
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	Compliant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	Compliant
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA	CID002236	Indeterminable
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	Indeterminable
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Compliant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Compliant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Compliant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Compliant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Compliant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Compliant
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA	CID002493	Indeterminable
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Compliant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	Compliant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513	Compliant
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518	Indeterminable
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531	Indeterminable
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	CID002532	Indeterminable
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535	Compliant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536	Indeterminable
Tungsten	H.C. Starck GmbH	GERMANY	CID002541	Compliant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543	Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Compliant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578	Indeterminable
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	Compliant
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	Compliant
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647	Indeterminable
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	Compliant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815	Compliant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	Compliant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830	Compliant
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	Active
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	CID002843	Compliant
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	CID002845	Compliant

Forward-Looking Statements

Statements relating to further risk mitigation are forward-looking in nature and are based on our current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that may be outside of our control and which could cause actual events to differ materially from those expressed or implied by the statements made herein.